SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|

Filed by a Party other than the Registrant  [ ]

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[ ]      Preliminary Proxy Statement

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         Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          Hillview Investment Trust II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
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         (3)      Filing Party:
         (4)      Date Filed:

                          HILLVIEW INVESTMENT TRUST II

                                  March 4, 2002

Dear Shareholder:


         The enclosed proxy materials relate to a Special Meeting of the shareholders of the Hillview Alpha Fund and the Hillview International Alpha Fund (each, a "Fund" and together, the "Funds") of Hillview Investment Trust II (the "Trust") to be held on April 8, 2002. As discussed in more detail in the Proxy Statement, Value Asset Management, Inc. ("VAM"), the parent company of Hillview Capital Advisors, LLC (the "Adviser"), the adviser to the Funds, sold its interest in the Adviser on February 4, 2002. As a result, an interim management contract between the Trust and the Adviser was executed to replace the former contract, which automatically terminated as a result of the change in control. The Trust seeks your approval of the new management contract between the Trust, on behalf of the Funds, and the Adviser. The terms of the management contract are unchanged in all material respects.

         Your board of directors unanimously recommends that you vote FOR the proposal. The attached proxy materials provide more information about the proposed management contract between the Trust and the Adviser.

         Your vote is important. Voting your shares early will permit the Trust to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly, whether or not you plan to attend the meeting.

                                         Sincerely,


                                         David M. Spungen
                                         President

                          HILLVIEW INVESTMENT TRUST II

                             700 The Times Building

                                 Suburban Square

                                Ardmore, PA 19003

                               Hillview Alpha Fund

                        Hillview International Alpha Fund

                                   Notice of a

                         Special Meeting of Shareholders

                                  April 8, 2002

         A special meeting of shareholders of the Hillview Alpha Fund and the Hillview International Alpha Fund (each, a "Fund" and together, the "Funds") of Hillview Investment Trust, II (the "Trust") will be held on Monday, April 8,
2002  at  10:00  a.m.  at the  offices  of  PFPC  Inc.,  400  Bellevue  Parkway,
Wilmington, DE 19809 (the "Meeting"). As discussed in more detail in the enclosed Proxy Statement, Value Asset Management, Inc. ("VAM"), the parent company of Hillview Capital Advisors, LLC (the "Adviser"), the adviser to the Funds, sold all of its interest in the Adviser on February 4, 2002. At the Meeting, shareholders will be asked to consider and act upon the following proposals:

         (1) To approve or disapprove a new management contract for the Funds between the Trust and the Adviser that arises out of the Adviser's change in control. The new contract provides that the Adviser will continue to provide investment advisory services to each Fund on the same terms and for the same compensation under which it currently operates;

         (2) To transact any other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

         You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on February 13, 2002 (the "Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                            By Order of the Board of Trustees,



                                            Joseph A. Bracken
                                            Secretary

March 4, 2002

                          HILLVIEW INVESTMENT TRUST II

                             700 The Times Building

                                 Suburban Square

                                Ardmore, PA 19003

                                   ___________

                                 PROXY STATEMENT

                         Special Meeting of Shareholders

                                  April 8, 2002

                                   ___________

                               VOTING INFORMATION

         This Proxy Statement is being furnished to shareholders of Hillview Investment Trust II (the "Trust") on behalf of the Hillview Alpha Fund and the Hillview International Alpha Fund (each, a "Fund" and together, the "Funds") in connection with the solicitation of proxies from each Fund's shareholders by the Trustees of the Trust (the "Trustees") for use at a special meeting of shareholders to be held on April 8, 2002 (the "Meeting"), and at any adjournment of the Meeting. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about March 4, 2002.

Information About Proxies and the Conduct of the Meeting

         Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings or telephone calls by officers of the Funds or by employees or agents of the Adviser. The Adviser will pay all of the costs of the Meeting, including the costs of soliciting proxies. None of these costs will be borne by the Funds.

         Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds. Except as set forth in Appendix A, the Trust does not know of any person who owns beneficially 5% or more of the shares of any Fund. As of the Record Date, the Funds' directors and officers own in the aggregate less than 1% of the shares of each Fund.

         The Adviser will pay all of the costs of the Meeting, including the costs of soliciting proxies. None of these costs will be borne by the Funds.

Voting and Tabulation of Proxies

         Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the New Management Contract.

You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Funds, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         One third of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, and "broker non-votes," will be counted as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

         Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Approval of the New Management Contract with respect to each Fund must be by a majority of the outstanding shares of that Fund. In accordance with the Investment Company Act of 1940, as amended ("Investment Company Act") and as used in this Proposal, a "majority of the outstanding voting securities" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting. If the required vote is not obtained for either or both Funds, the Trustees will consider what other actions to take in the best interests of the Funds.

Adjournments; Other Business

         If any Fund has not received enough votes by the time of the Meeting to approve the New Management Contract, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the New Management Contract. They will vote against any such adjournment any proxy that directs them to vote against the New Management Contract. They will not vote any proxy that directs them to abstain from voting on the New Management Contract.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Management Contract. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

                                  THE PROPOSAL

         The only item of business that will come before the Meeting is approval of a new investment management contract for the Funds ("New Management Contract") between the Trust and Hillview Capital Advisors, LLC (the "Adviser"). The Trustees are proposing the New Management Contract for the Funds because the former management contract for the Funds ("Former Management Contract") terminated when the Adviser's former parent company, Value Asset Management, Inc. ("VAM"), sold its controlling interest in the Adviser to Asset Management Investment Company PLC ("AMIC"). A federal law, the Investment Company Act, provides generally that the advisory agreements of investment companies, such as the Trust, automatically terminate when the investment adviser or its parent company undergoes a significant change of ownership. The Funds are currently being managed under a temporary management contract ("Interim Management Contract"), which is identical (except for its dates) to the Former Management Contract.

         The proposed New Management Contract for the Funds is identical (except for its dates) to the Interim Management Contract currently in effect for the Funds. The Trustees recommend that the shareholders of each Fund vote to approve the New Management Contract. The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Management Contract for the Funds so that the Adviser can continue to manage the Funds. The Funds will be managed on the same terms now in effect. The sub-advisors and the sub-advisory fees for the Funds are not changing. The sub-advisory contracts for the Funds terminated when the Management Contract terminated. However, the Trustees approved new sub-advisory contracts with all of the sub-advisers for the Funds, which contain identical terms and fees to the former sub-advisory contracts.

         Under the Investment Company Act, the Adviser cannot enter into a New Management Contract with respect to a Fund unless the shareholders of that Fund vote to approve the New Management Contract. The Meeting is being held to seek shareholder approval of the New Management Contract. In the meantime, an interim management contract has been put in place for the Funds for a period up to the time of shareholder approval of the New Management Contract or 150 days after the change of control, whichever occurs first ("Interim Management Contract"). The change of control occurred on February 4, 2002, so the Interim Management Contract will itself terminate on the earlier of the date when the New Management Contract is approved by shareholders and executed or July 4, 2002. The new sub-advisory contracts do not need to be approved by shareholders because the Trust has received an order from the Securities and Exchange Commission that allows the Adviser to hire sub-advisers, subject to approval by the Trustees, without shareholder approval.

Description of the Transaction

         The management of the Adviser was able to obtain 100% of the outstanding equity of the Adviser through the AMIC-financed Transaction. Prior to the Transaction, VAM and its subsidiary Hillview Acquisition Co., owned 70% of the Adviser's equity and David M. Spungen and Gary R. Sobelman, two officers of the Adviser, owned 20% and 10% of the Adviser's equity, respectively. On November 30, 2001, VAM and Hillview Acquisition Co., entered into a purchase agreement by which VAM and Hillview Acquisition Co., agreed to sell all of their interests in the Adviser to AMIC. Pursuant to the purchase agreement and immediately following the sale to AMIC, AMIC sold all of its interests to the Adviser in exchange for a convertible note, which can be converted into 49% of the Adviser's equity at AMIC's discretion, at any time prior to November 30, 2011, and a non-convertible note for the remainder of the purchase price. Both notes will mature and come due on November 30, 2011. Between the closing date and maturity date, the Adviser is obligated to make quarterly interest payments. Upon completion of the transaction, Messrs. Spungen and Sobelman became the holders of 66.67% and 33.33%, respectively of the of the outstanding equity interests in the Adviser. Both Messrs. Spungen and Sobelman have employment agreements with the Adviser. Each agreement is for an initial term of two years, and provides for automatic renewal in successive one-year terms thereafter, unless the contract is terminated by either party. As part of his promotion to Chief Operating Officer of the Adviser, Joseph A. Bracken will receive a 5.88% equity interest in the Adviser, thereby reducing Messrs. Spungen and Sobelman's interests to 62.75% and 31.37%, respectively.

         The Adviser will continue to be an independent entity and Messrs. Spungen and Sobelman will continue to manage the day-to-day operations of the Adviser. The Adviser will be advised by an advisory board consisting of up to six members. So long as the notes are outstanding, AMIC will be entitled to designate one of the members of the advisory board. The advisory board will consider and approve a business plan each fiscal year. Without the approval of the AMIC-appointed director, the Adviser will not enter into any transactions other than as contemplated by such business plan, in the ordinary course of business. For purposes of the Investment Company Act, AMIC may be deemed a control person of the Adviser; however, AMIC has represented that it generally maintains a non-intrusive approach and limits its involvement in the companies in which it invests to representation on the advisory board and oversight on budget matters. Mr. Spungen and Mr. Sobelman believe this will permit the Adviser to run the business in the manner it has in the past. No changes are expected to be proposed to the advisory, distribution or administrative services provided to the Trust following the acquisition.

         Upon completion of the transaction, the principal executive officer, directors, and partners of the Adviser will be the following:

Name                                Address                                        Principal Occupation
-----                               ----------                                     ------------------------
Gary R. Sobelman                    700 The Times Building                         Managing Partner, Vice
                                    Suburban Square                                President, Member of Investment
                                    Ardmore, PA  19003                             Committee

David M. Spungen                    75 9th Avenue                                  Managing Partner, President,
                                    6th Floor                                      Member of Investment Committee
                                    New York, NY 10011

Joseph A. Bracken                   700 The Times Building                         Partner, Member of Investment
                                    Suburban Square                                Committee and Chief Operating
                                    Ardmore, PA  19003                             Officer

James F. Madden                     700 The Times Building                         Member of Investment Committee
                                    Suburban Square
                                    Ardmore, PA  19003

William Rechter                     700 The Times Building                         Chief Investment Officer
                                    Suburban Square
                                    Ardmore, PA  19003

John W. Spurdle, Jr.                515 Madison Avenue, Suite 3702                 President of Asset Management
                                    New York, NY  10022                            Investment Company Inc.,
                                                                                   Director of AMIC

Description of the New Management Contract

         The New Management Contract is identical to the Former Management Contract, except that the date of the New Management Contract will be the date that the shareholders approve the New Management Contract. The services to be performed by the Adviser and the investment advisory fees to be paid by the Funds are identical under the New Management Contract and the Former Management Contract. Appendix B to this Proxy Statement contains the form of the New Management Contract. The Former Management Contract matches the form in Appendix B, except for the dates of the contracts. The next several paragraphs briefly summarize some important provisions of the New Management Contract, but for a complete understanding of the contracts you should read Appendix B.

         The New Management Contract essentially provides that the Adviser, under the supervision of the Trustees, will (1) provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, (2) determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed, and (3) provide officers, office space and certain administrative services to the Fund. The New Management Contract allows the Adviser to delegate to one or more Sub-Adviser(s), in whole or in part, its duty to provide a continuous investment management program with respect to any Fund, including the provision of investment management services.

         The New Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date after shareholders of a Fund approve the contract and it is executed). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the each Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as that term is defined in the Investment Company
Act) of the Trust, the Adviser or the Sub-Adviser(s) (the Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

         The New Management Contract may be terminated by any party at any time without the payment of penalty (1) immediately by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, or
(2) on sixty days' written notice by any party, and it terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of the Adviser by AMIC).

         The New Management Contract provides that the Adviser and its delegates, including any sub-adviser to a Fund or the Trust, will not be liable to the relevant Fund or its shareholders, and the Trust will indemnify the Adviser and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which the New Management Contract relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under this New Management Contract on the part of the Adviser.

Investment Advisory Fees.

         For its services, the Adviser is entitled to an investment advisory fee at an annual rate of 0.25% of each Fund's average daily assets. The method and rate for calculating each Fund's investment advisory fee will be the same under the New Management Contract as under the Former Management Contract. If the New Management Contract had been in effect for each Fund's most recently completed fiscal year, the amount of investment advisory fees payable to the Adviser by each Fund would have been identical to those payable under the Former Management Contract. There will be no increase in the investment advisory fee rate under the New Management Contract. Currently, the investment advisory fees are waived, as discussed in the section "Additional Information Concerning Adviser, Distributor, and Affiliated Companies."

Information About AMIC

         AMIC, listed on the London Stock Exchange, was established in 1994 and is headquartered at 32 Ludgate Hill, London EC4M 7DR. The objective of the company is to provide its shareholders with long-term growth of capital and revenue through investment in the global asset management sector. AMIC currently has three wholly-owned subsidiaries: AMIC Securities Limited, a securities trading company based in London; Asset Management Investment Company, Inc., a New York based company that that researches AMIC's investment interests in the United States; and AMIC Canada Ltd., a Toronto based holding company in Canada through which AMIC researches and holds investment interests in Canada. AMIC also holds a substantial interest in AMIC AG, a Swiss investment company. Shareholders holding more than 5% of the current issued ordinary share capital of AMIC as of January 21, 2002 are as follows:

                                             Proportion of Ordinary Shares
      Name                                            in Issue (%)
      Exeter Asset Management1                            24.88
      Aberdeen Asset Management PLC                        9.88
      Majedie Investments PLC                              7.43
      George Robb and Family                               7.10
      Jupiter Asset Management                             5.87

      1 Note: Exeter Asset Management is located at 23 Cathedral Yard, Exeter,
              United Kingdom EX1 1HB.

Basis for the Trustees' Recommendation

         The Trustees determined at a meeting held on January 10, 2002 to recommend that each Fund's shareholders vote to approve the New Management Contract as applicable to that Fund.

         In coming to this recommendation, the Trustees considered a wide range of information of the type they would regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered, among other things:

         o that the terms of the New Management Contract are substantially identical to those of the Former Management Contract, except for different execution dates and effective dates;

         o the history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition;

         o that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds;

         o the commitment of the Adviser to pay the expenses of the Funds in connection with the transaction so that the shareholders of the Funds would not have to bear such expenses; and

         o the scope and quality of the services that the Adviser has been providing to the Funds.

         In addition to reviewing these kinds of information, which the Trustees would regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the change in ownership of the Adviser. The Trustees considered AMIC's experience in conducting transactions with similar resulting ownership structures. The Trustees discussed AMIC's ownership structure, intended level of involvement in Hillview's day to day business, and AMIC's stated intention that the Adviser will have a high degree of managerial autonomy from AMIC and its affiliates.

         The Trustees considered AMIC's representation that it generally maintains a non-intrusive approach, and that neither AMIC nor the Adviser intends that the acquisition will change the investment approach or process used by the Adviser in managing the Funds. The Trustees also considered the representations of senior executives of the Adviser that they have no intention of terminating their employment with the Adviser as a result of AMIC's acquisition of the Adviser, and representations by the Adviser and AMIC that they have no intention of terminating the employment of these executives as a result of the acquisition. In addition, the Trustees considered that the transaction will increase the amount of outstanding equity of the Adviser that is controlled by the management of the Adviser. The Trustees further considered
(1) the Adviser's representation that it expects the transaction to serve to stabilize the Adviser's business and to provide capital for future growth, and
(2) the Adviser's representation that it believes that the new structure will help it attract and retain additional well qualified personnel. The Adviser made representations regarding its belief that growth in its assets under management should result in growth in the existing Funds within the Trust, and may enable additional funds to be added. The Trustees also weighed additional opportunities that the Adviser and AMIC represented could result from the transaction with AMIC, including additional consulting and marketing resources that AMIC intends to make available and potential distribution channels which may be accessed in concert with AMIC and its affiliates, particularly in the wholesale mutual fund area.

         AMIC has also represented it will use its reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any benefit or compensation in connection with a change of control of the investment adviser (such as AMIC's acquisition of the Adviser) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the Investment Company Act, "unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, (1) from such investment company or its security holders (other than fees for bona fide investment advisory or other services), or (2) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company, other than bona fide ordinary compensation as principal underwriter for such investment company.

         AMIC and the Adviser are aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds.

         After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to (i) approve the New Management Contract for the Funds; and (ii) recommend that each Fund's shareholders vote to approve the New Management Contract.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" THE PROPOSAL

                             ______________________



           ADDITIONAL INFORMATION CONCERNING ADVISER, DISTRIBUTOR AND
                              AFFILIATED COMPANIES

         Hillview Capitol Advisors, LLC serves as each Fund's investment adviser and manager under the Former Management Contract. The Adviser receives for its services a management fee as a percentage of the average daily net assets for each Fund, calculated daily and payable monthly, at the annual rate of 0.25% of each fund's average daily net assets. For the fiscal year ending June 30, 2002, the Adviser has contractually agreed to waive its management fee.

Contractual Fee Waiver and Expense Cap

         For the fiscal year ending June 30, 2002, the Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses to limit the expenses of each Fund so that operating expenses, excluding management fees, 12b-1 fees, interest, taxes, brokerage commissions, and extraordinary expenses of the Fund ("Other Expenses") shall not exceed 0.40% of average daily net assets for the Alpha Fund and 0.80% of average daily net assets for the International Alpha Fund. Any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Funds, provided that the repayments are made within three years of the waiver or reimbursement being made and repayment does not result in the Funds' Other Expenses exceeding the foregoing expense limitations. For the fiscal period ended June 30, 2001, the Adviser waived fees and reimbursed expenses to limit Other Expenses to 0.35% of the Alpha Fund's average daily net assets and 0.75% of the International Alpha Fund's average daily net assets. Amounts subject to possible waiver or reimbursement as of June 30, 2001 were $164,669 and $94,731 for the Alpha Fund and the International Alpha Fund, respectively. For the fiscal period ended June 30, 2001, management fees, waivers, and net reimbursements were as follows:

                       Gross Advisory                                                Expense         Reimbursement
Fund                        Fees              Waivers        Net Advisory Fees    Reimbursement         Recouped
Alpha Fund                 $197,100          $(197,100)                 $0           $(95,473)             $3,450
International  Alpha        $64,587           $(64,587)                 $0           $(73,857)                 $0
   Fund

         Except for David Spungen's participation in the Transaction described above, no trustee of the Trust has purchased or sold securities of the Adviser, VAM, AMIC, or any of their affiliated subsidiaries since the beginning of the most recently completed fiscal year.

         Each Fund will furnish, without charge, a copy of its annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. To receive an annual report, shareholders should direct their request to Hillview Capital Advisors, LLC at 700 The Times Building, Suburban Square, Ardmore, PA 19003 or 1-800-660-9418.

         The address of the Funds' principal underwriter, PFPC Distributors, Inc., and administrator, PFPC Inc. is 400 Bellevue Parkway, Wilmington, DE 19809.

         The Former Management Contract for the Funds was dated June 12, 2000, and it was last submitted for shareholder approval on that date. The Former Management Contract was submitted on that date for initial approval of the new contract by shareholders. No termination or other action was taken by the Trustees with respect to the Former Management Contract since the beginning of the last fiscal year.

Shareholder Proposals at Future Meetings

         The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                           By Order of the Board of Trustees,



                                           David M. Spungen
                                           President

March 4, 2002
Ardmore, PA

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the number of shares of each Fund outstanding and entitled to vote, and identifies beneficial owners of 5% or more of each class of the Fund's outstanding equity securities.

  Name and Address                           Name                                          Percentage of Outstanding
 of Beneficial Owner                       of Fund                Number of Shares Owned     Shares of Class Owned
Batros & Co.                   o        Hillview Alpha Fund      o        6,927,534.353   o        75.87%
C/O Banker Trust Co.           o        Hillview International   o        2,346,563.054   o        72.61%
PO Box 9005                             Alpha Fund
Church Street Station
New York, NY 10008

Guadi & Co.                    o        Hillview Alpha Fund      o        731,415.073     o        8.01%
C/O Banker Trust Co.           o        Hillview International   o        280,729.355     o        8.69%
PO Box 9005                             Alpha Fund
Church Street Station
New York, NY 10008

Saxon & Co.                    o        Hillview International   o        189,746.219     o        5.87%
FBO A/C 20101021040914                  Alpha Fund
Cusip 432787109
PO Box 7780-1888
Philadelphia, PA 19182


                                   APPENDIX B

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

Contract made as of _________, 2002, between, Hillview Investment Trust II, a Delaware business trust ("Trust"), and Hillview Capital Advisors, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company; and

WHEREAS the Trust currently consists of two series -- Hillview Alpha Fund and Hillview International Alpha Fund; and

WHEREAS the Trust hereafter may establish additional series of its shares of beneficial interest (any such additional series, together with the series named in the paragraph immediately preceding, are collectively referred to herein as the "Funds," and singly may be referred to as a "Fund"); and

WHEREAS the Trust desires to retain Adviser as investment manager to furnish certain investment advisory and portfolio management services to the Trust and the Funds, and Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints Adviser as investment manager for the period and on the terms set forth in this Contract. Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Investment Manager.

(a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed. The Adviser may delegate to a Sub-Adviser, in whole or in part, its duty to provide a continuous investment management program with respect to any Fund, including the provision of investment management services with respect to a portion of the Fund's assets, in accordance with Paragraph 4 of this Contract.

(b) Adviser agrees that in placing orders with brokers and dealers it will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who sell shares of the Fund or provide the Trust or Adviser's other clients with research, analysis, advice and similar services. Adviser may pay to brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to Adviser's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Adviser to such Fund and its other clients and that the total commissions or spreads paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to Adviser or any affiliated person thereof except in accordance with the federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c) Adviser will oversee the maintenance of all books and records with respect to the securities transactions of each Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for Trust upon request by the Trust.

(d) Adviser will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

3. Further Duties. In all matters relating to the performance of this Contract, Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

4. Delegation of Adviser's Duties as Investment Manager. With respect to the Trust and each Fund, Adviser may enter into one or more contracts ("Sub-Advisory Contract") with a sub-adviser in which Adviser delegates to such sub-adviser the performance of any or all of the services specified in Paragraph 2 of this Contract, provided that: (i) each Sub-Advisory Contract imposes on the sub-adviser bound thereby all the corresponding duties and conditions to which Adviser is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder, and (iii) Adviser shall not enter into a Sub-Advisory Contract unless it is approved by the Board prior to implementation.

5. Services Not Exclusive. The services furnished by Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a Trustee, officer or employee, of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6. Expenses.

(a) During the term of this Contract, each Fund will bear all expenses, not specifically assumed by Adviser.

(b) Expenses borne by each Fund will include but not be limited to the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Adviser under this Contract; (iii) fees, and other compensation and expenses of the Sub-Advisors pursuant to Sub-Advisory Contracts approved by the Trust; (iv) investment consulting fees and related costs; (v) expenses of organizing the Trust and the Fund; (vi) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (vii) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (viii) costs incurred in connection with the issuance, sale or repurchase of the Fund's shares of beneficial interest; (ix) fees and salaries payable to the Trust's Trustees who are not parties to this Contract or interested persons of any such party ("Independent Trustees"); (x) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (xi) taxes (including any income or franchise taxes) and governmental fees; (xii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xiii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (xiv) interest charges; (xv) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xvi) charges of custodians, transfer agents, pricing agents and other agents; (xvii) expenses of disbursing dividends and distributions; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xix) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Trust or Fund; (xx) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xxiii) costs of mailing, stationery and communications equipment.

(c) Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by the Interested Trustees.

(d) The payment or assumption by Adviser of any expense of the Trust or a Fund that Adviser is not required by this Contract to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

7. Compensation.

(a) For the services provided to each Fund listed in Appendix A under this Contract, each Fund shall pay the Adviser an annual fee, payable monthly, based upon the Fund's average daily assets as set forth in Appendix B. Such compensation shall be paid solely from the assets of the Fund.

(b) For the services provided and the expenses assumed pursuant to this Contract with respect to any other Fund hereafter established, the Fund will pay to the Adviser from its assets a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Fund and by the Adviser. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

(c) The fee shall be computed daily and paid monthly to Adviser on or before the last business day of the next succeeding calendar month.

(d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8. Limitation of Liability of Adviser and Indemnification. Adviser and its delegates, including any Sub-Adviser to any Fund or the Trust, shall not be liable and the Trust shall indemnify Adviser and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Adviser in the performance by Adviser of its duties or from reckless disregard by Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Adviser even though paid by it.

9. Duration and Termination.

(a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to the any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, with respect to any given Fund this Contract shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of such Fund.

(c) Notwithstanding the foregoing, with respect to the Trust this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty days' written notice to Adviser or by Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Fund shall not affect the continued effectiveness of the Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

10. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of such Fund's outstanding voting securities, when required by the 1940 Act.

11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. License Agreement. The Trust shall have the non-exclusive right to use the name "Hillview" to designate any current or future Fund only so long as Hillview Capital Advisors, LLC serves as investment manager or adviser to the Trust with respect to such Fund.

13. Limitation of Shareholder Liability. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Trust, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Contract have been authorized by the Trustees of the Trust and shareholders of the Trust, and this Contract has been executed and delivered by an authorized officer of the Trust acting as such; neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust, as provided in the Trust's Agreement and Declaration of Trust.

14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                             HILLVIEW INVESTMENT TRUST II

By:      ___________________        By:     ____________________
Name:  Joseph A. Bracken            Name:  David M. Spungen
Title:   Secretary                          Title:   President and Trustee

Attest:                             HILLVIEW CAPITAL ADVISORS, LLC

By:      ___________________        By:     ____________________
Name:    Joseph A. Bracken          Name:  David M. Spungen
Title:   Chief Operating Officer    Title:  President

                                   APPENDIX A

                                       TO

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

                               Hillview Alpha Fund

                        Hillview International Alpha Fund

                                   APPENDIX B

                                       TO

                         INVESTMENT MANAGEMENT CONTRACT

                                     BETWEEN

                          HILLVIEW INVESTMENT TRUST II

                                       AND

                         HILLVIEW CAPITAL ADVISORS, LLC

Each Fund shall pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily assets

                             Dated: __________, 2002

Hillview

                          HILLVIEW INVESTMENT TRUST II

                         SPECIAL MEETING OF SHAREHOLDERS

                                  April 8, 2002

         This Proxy Statement is being furnished to shareholders of Hillview Investment Trust, II (the "Trust") on behalf of the Hillview Alpha Fund and the Hillview International Alpha Fund (each, a "Fund" and together, the "Funds") and relates to the proposals with respect to the Funds. The undersigned hereby appoints as proxies Joseph A. Bracken and Danielle Galagher, and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Standard time, on April 8, 2002 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund, with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HILLVIEW ALPHA FUND

Vote On Proposal                             For        Against    Abstain

Approval of a new investment  management     [ ]          [ ]        [ ]
contract between the Fund and Hillview
Capital Advisers, LLC.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."






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Signature                                      Date



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Signature (Joint Owners)                       Date

HILLVIEW INTERNATIONAL ALPHA FUND

Vote On Proposal                             For        Against    Abstain

Approval of a new  management  contract      [ ]          [ ]        [ ]
between the Fund and Hillview Capital
Advisers, LLC.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."





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Signature                                      Date



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Signature (Joint Owners)                       Date